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                                                                    EXHIBIT 23.1


                               Arthur Anderson LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporated by reference in this registration statement on Form S-3, of our report dated June 1, 1998 included in PharmaPrint Inc. and Subsidiary's Form 10-KSB for the year ended March 31, 1998 and to all references to our Firm in this registration statement.



                                                    /s/ Arthur Andersen  LLP

                                                    ARTHUR ANDERSEN LLP

Orange County, CA
February 9, 1999